For release: Tuesday, July 26, 2022, at 6:00 a.m. ET GM Reports Second-Quarter 2022 Results DETROIT – General Motors Co. (NYSE: GM) today reported second-quarter net income attributable to stockholders of $1.7 billion and EBIT-adjusted of $2.3 billion, in line with the earnings update the company issued on July 1. GM continues to expect to meet its full-year earnings guidance. Downloads • Q2 earnings deck, including GM Chair and CEO Mary Barra's letter to shareholders • Detailed quarterly results with year-over-year comparisons Results Overview Three Months Ended ($M) except where noted June 30, 2022 June 30, 2021 Change Revenue $ 35,759 $ 34,167 $ 1,592 Net income attributable to stockholders $ 1,692 $ 2,836 $ (1,144) EBIT-adjusted $ 2,343 $ 4,117 $ (1,774) Net income margin 4.7% 8.3% (3.6) ppts EBIT-adjusted margin 6.6% 12.0% (5.4) ppts Automotive operating cash flow $ 3,469 $ 4,007 $ (538) Adjusted automotive free cash flow $ 1,407 $ 2,478 $ (1,071) EPS-diluted(a) $ 1.14 $ 1.90 $ (0.76) EPS-diluted-adjusted(a) $ 1.14 $ 1.97 $ (0.83) GMNA EBIT-adjusted $ 2,299 $ 2,894 $ (595) GMNA EBIT-adjusted margin 8.0% 10.4% (2.4) ppts GMI EBIT-adjusted $ 209 $ 15 $ 194 China equity income $ (87) $ 276 $ (363) GM Financial EBT-adjusted $ 1,106 $ 1,581 $ (475) __________ (a) EPS-diluted and EPS-diluted-adjusted include a $(0.05) and $0.12 impact from revaluation on equity investments in the three months ended June 30, 2022 and 2021. News Exhibit 99.1

Six Months Ended ($M) except where noted June 30, 2022 June 30, 2021 Change Revenue $ 71,738 $ 66,641 $ 5,097 Net income attributable to stockholders $ 4,631 $ 5,858 $ (1,227) EBIT-adjusted $ 6,387 $ 8,534 $ (2,147) Net income margin 6.5% 8.8% (2.3) ppts EBIT-adjusted margin 8.9% 12.8% (3.9) ppts Automotive operating cash flow $ 5,104 $ 2,911 $ 2,193 Adjusted automotive free cash flow $ 1,413 $ 546 $ 867 EPS-diluted(a) $ 2.49 $ 3.93 $ (1.44) EPS-diluted-adjusted(a) $ 3.23 $ 4.21 $ (0.98) GMNA EBIT-adjusted $ 5,440 $ 6,028 $ (588) GMNA EBIT-adjusted margin 9.3% 11.2% (1.9) ppts GMI EBIT-adjusted $ 537 $ 323 $ 214 China equity income $ 147 $ 584 $ (437) GM Financial EBT-adjusted $ 2,390 $ 2,763 $ (373) __________ (a) EPS-diluted and EPS-diluted-adjusted include a $(0.16) and $0.20 impact from revaluation on equity investments in the six months ended June 30, 2022 and 2021. 2022 Guidance • Full-year net income of between $9.6 billion and $11.2 billion, and EBIT-adjusted of between $13.0 billion and $15.0 billion • Full-year EPS-diluted of between $5.76 and $6.76, and EPS-diluted-adjusted of between $6.50 and $7.50 • Full-year net automotive cash provided by operating activities guidance range of between $16.0 billion and $19.0 billion, and adjusted automotive free cash flow guidance range of between $7.0 billion and $9.0 billion See below for reconciliations of non-GAAP measures to their most directly comparable GAAP measures or visit the GM Investor Relations website for complete details. Conference Call for Investors and Analysts Mary Barra and Chief Financial Officer Paul Jacobson will host a conference call for investors and analysts at 8:30 a.m. ET today to discuss these results and the company’s growth strategy. Introductory remarks will be followed by a question-and-answer session. Those who wish to listen to the call may dial in using the following numbers: • United States: 1-800-857-9821 • International: +1-517-308-9481 • Conference call passcode: General Motors

General Motors (NYSE:GM) is a global company focused on advancing an all-electric future that is inclusive and accessible to all. At the heart of this strategy is the Ultium battery platform, which powers everything from mass- market to high-performance vehicles. General Motors, its subsidiaries and its joint venture entities sell vehicles under the Chevrolet, Buick, GMC, Cadillac, Baojun and Wuling brands. More information on the company and its subsidiaries, including OnStar, a global leader in vehicle safety and security services, can be found at https:// www.gm.com. ### CONTACTS: Jim Cain GM Communications 313-407-2843 james.cain@chevrolet.com Ashish Kohli GM Investor Relations 847-964-3459 ashish.kohli@gm.com David Caldwell GM Communications 586-899-7861 david.caldwell@gm.com Michael Heifler GM Investor Relations 313-418-0220 michael.heifler@gm.com Cautionary Note on Forward-Looking Statements: This press release and related comments by management may include “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent our current judgment about possible future events and are often identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of factors, many of which are described in our most recent Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

Non-GAAP Reconciliations The following table reconciles Net income (loss) attributable to stockholders under U.S. GAAP to EBIT (loss)-adjusted (dollars in millions): Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net income (loss) attributable to stockholders(a) $ 1,692 $ 2,836 $ 4,631 $ 5,858 Income tax expense (benefit) 490 971 462 2,148 Automotive interest expense 234 243 460 493 Automotive interest income (73) (32) (123) (64) Adjustments Cruise compensation modifications(b) — — 1,057 — Patent royalty matters(c) — — (100) — Cadillac dealer strategy(d) — 17 — 17 GM Korea wage litigation(e) — 82 — 82 Total adjustments — 99 957 99 EBIT (loss)-adjusted $ 2,343 $ 4,117 $ 6,387 $ 8,534 __________ (a) Net of net loss attributable to noncontrolling interests. (b) This adjustment was excluded because it relates to the one-time modification of Cruise stock incentive awards. (c) This adjustment was excluded because it relates to the resolution, in the three months ended March 31, 2022, of substantially all matters related to certain royalties accrued with respect to past-year vehicle sales. (d) This adjustment was excluded because it relates to strategic activities to transition certain Cadillac dealers from the network as part of Cadillac's electric vehicle strategy. (e) This adjustment was excluded because of the unique events associated with Supreme Court of Korea decisions related to our salaried workers.

The following table reconciles diluted earnings (loss) per common share under U.S. GAAP to EPS-diluted-adjusted (dollars in millions, except per share amounts): Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Amount Per Share Amount Per Share Amount Per Share Amount Per Share Diluted earnings per common share $ 1,666 $ 1.14 $ 2,790 $ 1.90 $ 3,653 $ 2.49 $ 5,767 $ 3.93 Adjustments(a) — — 99 0.07 957 0.65 99 0.06 Tax effect on adjustments(b) — — (4) — (296) (0.20) (4) — Tax adjustments(c) — — — — (482) (0.33) 316 0.22 Deemed dividend adjustment(d) — — — — 909 0.62 — — EPS-diluted-adjusted $ 1,666 $ 1.14 $ 2,885 $ 1.97 $ 4,741 $ 3.23 $ 6,178 $ 4.21 __________ (a) Refer to the reconciliation of Net income (loss) attributable to stockholders under U.S. GAAP to EBIT (loss)-adjusted for adjustment details. (b) The tax effect of each adjustment is determined based on the tax laws and valuation allowance status of the jurisdiction to which the adjustment relates. (c) These adjustments consist of tax benefit related to the release of a valuation allowance against deferred tax assets that are considered realizable as a result of Cruise tax reconsolidation in the six months ended June 30, 2022, and tax expense related to the establishment of a valuation allowance against deferred tax assets that were considered no longer realizable for Cruise in the six months ended June 30, 2021. These adjustments were excluded because significant impacts of valuation allowances are not considered part of our core operations. (d) This adjustment consists of a deemed dividend related to the redemption of Cruise preferred shares from SoftBank in the six months ended June 30, 2022. The following table reconciles net automotive cash provided by (used in) operating activities under U.S. GAAP to adjusted automotive free cash flow (dollars in millions): Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net automotive cash provided by (used in) operating activities $ 3,469 $ 4,007 $ 5,104 $ 2,911 Less: Capital expenditures (2,073) (1,546) (3,717) (2,406) Add: GMI restructuring — — — 24 Add: Cadillac dealer strategy — 17 — 17 Add: GM Korea wage litigation 10 — 26 — Adjusted automotive free cash flow $ 1,407 $ 2,478 $ 1,413 $ 546

Guidance Reconciliations The following table reconciles expected Net income (loss) attributable to stockholders under U.S. GAAP to expected EBIT- adjusted (dollars in billions): Year Ending December 31, 2022 Net income attributable to stockholders $ 9.6-11.2 Income tax expense 1.6-2.0 Automotive interest expense, net 0.8 Adjustments(a) 1.0 EBIT-adjusted(b) $ 13.0-15.0 __________ (a) Refer to the reconciliation of Net income (loss) attributable to stockholders under U.S. GAAP to EBIT (loss)-adjusted for adjustment details. (b) We do not consider the potential future impact of adjustments on our expected financial results. The following table reconciles expected EPS-diluted under U.S. GAAP to expected EPS-diluted-adjusted: Year Ending December 31, 2022 Diluted earnings per common share $ 5.76-6.76 Adjustments(a) 0.74 EPS-diluted-adjusted(b) $ 6.50-7.50 __________ (a) Refer to the reconciliation of diluted earnings (loss) per common share under U.S. GAAP to EPS-diluted-adjusted for adjustment details. (b) We do not consider the potential future impact of adjustments on our expected financial results. The following table reconciles expected automotive net cash provided by operating activities under U.S. GAAP to adjusted automotive free cash flow (dollars in billions): Year Ending December 31, 2022 Net automotive cash provided by operating activities $ 16.0-19.0 Less: Capital expenditures 9.0-10.0 Adjusted automotive free cash flow $ 7.0-9.0